LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

I, Joseph R. Palombo, certify that:

1. I have reviewed this report of Form N-CSR of Liberty-Stein Roe Funds Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date: May 27, 2003                       /s/ Joseph R. Palombo
                                         ----------------------------
                                         Joseph R. Palombo, President

I, J. Kevin Connaughton, certify that:

1. I have reviewed this report of Form N-CSR of Liberty-Stein Roe Funds Investment Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report.

Date:    May 27, 2003                       /s/ J. Kevin Connaughton
                                            -------------------------------
                                            J. Kevin Connaughton, Treasurer

                    LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST

I, Joseph R. Palombo, certify that:

1. The Form N-CSR (the "Report") of Liberty-Stein Roe Funds Investment Trust (the "Fund") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:    May 27, 2003                       /s/ Joseph R. Palombo
                                            ----------------------------
                                            Joseph R. Palombo, President




I, J. Kevin Connaughton, certify that:

1. The Form N-CSR (the "Report") of Liberty-Stein Roe Funds Investment Trust (the "Fund") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date:    May 27, 2003                       /s/ J. Kevin Connaughton
                                            -------------------------------
                                            J. Kevin Connaughton, Treasurer